Supplement to the Current Prospectus

It is anticipated that on or about April 18, 2008, Class R shares (if offered) and Class R2 shares will automatically convert to Class R3 shares.

Current shareholders of Class R and Class R2 would thus become shareholders of Class R3, and would receive Class R3 shares with a total net asset value equal to that of their Class R and/or Class R2 shares, respectively, at the time of the conversion.

After the conversion, Class R3, Class R4, and Class R5 will be renamed Class R2, Class R3, and Class R4, respectively.


                The date of this supplement is November 1, 2007.